UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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ENTRADA NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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5755 Oberlin Drive
                  Suite 204
                  San Diego, CA 92121
                  T: 858.597.1102
                  F: 858.597.1106
                   www.entradanetworks.com

Proxy Statement and Fiscal Year
Letter to
Stockholders

Notice of 2004
Annual Meeting
And Proxy
Statement
2004 Annual Information Report to Stockholders

December __, 2004

Dear Entrada Network Stockholder:

We cordially invite you to attend the Annual Meeting of the Stockholders of Entrada Networks, Inc. ("Entrada") to be held at 10:00 a.m. on Thursday, January 27, 2005, at Entrada’s principal executive offices, 5755 Oberlin Drive, Suite 204, San Diego, California 92121.

Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The Board of Directors recommends that the stockholders vote in favor of each proposal. We encourage all stockholders to participate by voting their shares by proxy whether or not they plan to attend the Annual Meeting. Please sign, date and mail the enclosed proxy as soon as possible. If you do attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your proxy.

Sincerely,

/s/ Kanwar J. S. Chadha
Kanwar J.S. Chadha, Ph.D.
Chairman, President and
Chief Executive Officer

ENTRADA NETWORKS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on
January 27, 2005
_________________________
TO THE STOCKHOLDERS:
Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Entrada Networks, Inc. (the "Company") will be held at Entrada’s principal executive offices, 5755 Oberlin Drive, Suite 204, San Diego, California 92121 on Thursday, January 27, 2005 at 10:00 a.m., for the following purposes:
1.     To elect four directors to Entrada’s Board of Directors to serve for terms more fully described in the accompanying proxy statement;
2.	To ratify the appointment of BDO Seidman, LLP as the independent auditors of Entrada for the fiscal year ending January 31, 2005;
3.	To approve and adopt the Entrada Networks, Inc. Amended and Restated 2000 Stock Incentive Plan;
4.	To further amend Entrada’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from fifty million (50,000,000) to one hundred fifty million (150,000,000); and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this notice.
Only stockholders of record at the close of business on December 15, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU PLAN TO ATTEND. I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY VOTE BY MAILING THE ENCLOSED PROXY CARD USING THE POSTAGE-PAID ENVELOPE PROVIDED.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kanwar J. S. Chadha
_______________________________________
Kanwar J.S. Chadha, Ph.D., Chairman, President
and Chief Executive Officer

San Diego, California
December __, 2004

ENTRADA NETWORKS, INC.
5755 Oberlin Drive, Suite 204
San Diego, California 92121
__________________________

Proxy Statement

Annual Meeting of Stockholders to be held January 27, 2005
___________________________

GENERAL INFORMATION
This Proxy Statement is being furnished to stockholders of Entrada Networks, Inc., a Delaware corporation ("Entrada"), in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders (the "Annual Meeting") to be held at Entrada’s principal executive offices, 5755 Oberlin Drive, Suite 204, San Diego, California, on Thursday, January 27, 2005 at 10:00 a.m., and any adjournments or postponements thereof, pursuant to the Notice of Meeting. The approximate date on which this Proxy Statement is first being sent to stockholders is December __, 2004.

Who Can Vote

Only holders of record of our common stock, par value $.001 per share, at the close of business on December 15, 2004, are entitled to vote at the Annual Meeting. As of December 15, 2004, we had outstanding and entitled to vote 15,430,076 shares of common stock.

How You Can Vote by Proxy

You may vote by completing and mailing the enclosed proxy card.

If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees, except those you designate. See "Proposal 1 - Election of Directors." For each of the other items, you may vote "FOR," "AGAINST," or "ABSTAIN" from voting.

Voting of Proxies
Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:
•    FOR the election of the Board of Directors’ nominees for directors;
•    FOR ratification of the appointment of BDO Seidman, LLP as Entrada’s independent auditors for the fiscal year ending January 31, 2005;
•    FOR approval and adoption of the Entrada Networks, Inc. Amended and Restated 2000 Stock Incentive Plan; and
•    FOR amendment to Entrada’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock to 150,000,000.
We do not know of any other business that may be presented at the Annual Meeting. If a proposal other than those listed in the notice is presented at the Annual Meeting, your signed proxy card gives authority to the persons named in the proxy to vote your shares on such matters in their discretion.

How You May Revoke or Change Your Vote
You can revoke your proxy at any time before it is voted at the Annual Meeting by:
(1)	Sending written notice of revocation to the Secretary; or
(2)	Submitting another proper proxy with a more recent date than that of the proxy first given by signing and returning a proxy card to Entrada; or
(3)	Attending the Annual Meeting and voting in person.
You may designate another person to represent you at the meeting by executing a proper proxy identifying that person.
Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to the Inspector of Elections at or before the taking of the vote. A stockholder may be requested to present such documents as shall be reasonably requested for the purpose of establishing such stockholder’s identity.

Quorum, Voting Requirements and Effect of Abstentions and Broker Non-Votes
Record holders of shares of Entrada’s common stock, par value $0.001 per share, at the close of business on December 15, 2004, may vote at the Annual Meeting. Each stockholder has one vote for each share of common stock the stockholder owns. At the close of business on December 15, 2004, there were 15,430,076 shares of common stock outstanding.
At the Annual Meeting, an Inspector of Elections will determine the presence of a quorum and tabulate the results of the voting by the stockholders. The holders of a majority of the total number of outstanding shares of common stock that are entitled to vote at the Annual Meeting must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the Annual Meeting. The Inspector will treat properly executed proxies marked "abstain" or required to be treated as "broker non-votes" as present for purposes of determining whether there is a quorum at the Annual Meeting. A "broker non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
The nominees for director who receive a simple plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Amendment to Entrada’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares will require the approval of a majority of the outstanding shares entitled to vote at the Annual Meeting. All other matters will require the approval of a majority of the shares present at the Annual Meeting in person or by proxy, and entitled to vote on the proposal (the "Votes Cast").
While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, Entrada believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, Entrada intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal as to which the abstention is made.
In a 1989 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, Entrada intends to treat broker non-votes in this manner. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

Votes of Executive Officers and Directors
On the record date of December 15, 2004 our present and former executive officers, other employees, and directors, including their affiliates, had voting power with respect to an aggregate of 2,513,065 issued and outstanding shares of common stock, or 16.3% of the shares of common stock entitled to vote. We currently expect that such persons will vote their shares in favor of each of the nominees for director and in favor of each of the other proposals more specifically described elsewhere in this proxy statement.

Costs of Solicitation
We will bear the cost of preparing, printing, and mailing material in connection with this solicitation of proxies. In addition to mailing material, certain of our employees may make solicitations personally and by telephone. We are required to reimburse brokerage firms, banks, and others for their reasonable out-of-pocket expenses, including clerical expenses, related to forwarding proxy materials to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

Employees of Entrada may solicit proxies on behalf of the Board of Directors through the mail, telephone, telecommunications and in person.

Annual Report
Our Annual Report for the fiscal year ended January 31, 2004, containing audited financial statements for such year is included with this proxy statement. This proxy statement and the enclosed Annual Report are being sent to our stockholders on or about December __, 2004.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, YOU ARE ENCOURAGED TO SIGN, DATE AND PROMPTLY MAIL THE PROXY.

PROPOSAL 1
ELECTION OF DIRECTORS

Pursuant to our Bylaws, the Board of Directors is currently composed of seven (7) board member seats. At the Annual Meeting, Entrada’s stockholders will elect directors to fill four positions. The proxies solicited hereunder cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Each of the directors elected at the Annual Meeting will be elected to serve for a term expiring at Entrada’s next annual meeting of stockholders. Effective as of the Annual Meeting, Mr. Raymond Ngan’s term as a director will expire, resulting in three vacancies on the Board of Directors. Consistent with Entrada’s Amended and Restated Certificate of Incorporation, effective immediately following the Annual Meeting, the Board of Directors intends to amend Entrada’s Bylaws to reduce the number of board seats from seven to five. The Board of Directors intends to fill the remaining vacancy on the Board by the affirmative vote of the remaining directors, as provided in Entrada’s Bylaws, when an acceptable candidate is identified by the Board.

Each of the nominees elected as a director will continue in office until his respective successor is duly elected and qualified. The Board of Directors has nominated Dr. Kanwar J.S. Chadha, Mr. Leonard N. Hecht, Mr. Rohit Phansalkar and Dr. Davinder Sethi for election as directors at the Annual Meeting. All nominees for the Board of Directors are currently serving as directors of Entrada. There are no family relationships between any nominee, director or executive officer of Entrada, except as noted. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees. In the event a nominee is unable to serve, your proxy may vote for another person nominated by the Board of Directors to fill that vacancy. The Board of Directors has no reason to believe that its nominees will be unavailable.

NOMINEES FOR BOARD OF DIRECTOR TERMS

Dr. Kanwar J.S. Chadha, 58, has served as our President and Chief Executive Officer since April 2000. He was elected as a director on August 31, 2000 and elected Chairman on September 28, 2001. He joined AT&T Bell Laboratories in February 1973 as a Member of Technical Staff and served as a systems engineer and principal software designer for the AMPS trial system. As a Supervisor at AT&T Bell Laboratories from August 1977 to August 1980, Dr. Chadha was responsible for the development of various software systems. As a Department Head at AT&T Bell Laboratories from August 1980 to January 1987, he managed the development of cellular phone technologies, MERLIN phone system, Applications Processor, Videotex system, and System 25 PBX. Dr. Chadha was a co-founder of WaterBazaar.com e-portal. Dr. Chadha was also a founder of ERPL, Inc., a firm that specializes in the development of embedded software systems, enterprise and manufacturing resource planning software systems, and that provides business-to-business e-marketplace systems solutions and development. From 1988 to 1999, Dr. Chadha ran his own private businesses in the graphic arts arena. Dr. Chadha holds a B.E. (Hons) in Electrical Engineering from Thapar Institute of Technology, Punjab, India, a M.A.Sc. in Control Systems from the University of Toronto, Ontario, Canada, and a Ph.D. in Systems Engineering from Case Western Reserve University, Cleveland, Ohio. Dr. Chadha is a first cousin of Dr. Davinder Sethi, one of our directors and our Chief Financial Officer.

Dr. Davinder Sethi, 57, has served as our Chief Financial Officer since November 1, 2001. He has been one of our directors since September 2000. He is a member of our Compensation Committee. He was elected our Vice Chairman on November 19, 2001. During the years 1999 and 2000, Dr. Sethi was an independent advisor in the fields of information technology and finance. He was Chairman and Chief Executive Officer of iPing, Inc., and was a Director and Senior Advisor to Barclays de Zoete Wedd. In addition, Dr. Sethi spent seven years at Bell Laboratories in operations research and communications network planning and seven years in corporate finance at AT&T. Dr. Sethi holds a Ph.D. and M.S. in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program at Penn State. Dr. Sethi also serves on the Board of Directors of Pamet Systems, Inc. and WorldWater Corporation. Dr. Sethi is a first cousin of Dr. Chadha, our Chairman, President and Chief Executive Officer and one of our directors.

Leonard N. Hecht, 67, has served as one of our directors since August 31, 2000 and as our Chairman from September 2000 until August 2001. Mr. Hecht is a member of our Audit and Compensation Committees and is the Chairman of the Audit Committee. Mr. Hecht served as Executive Vice President of Sorrento Networks, Inc. from August 2000 until January 2001 and as one of its directors from June 1996 to January 2001. Since 1994, he has been President of Chrysalis Capital Group, an investment banking company specializing in mergers, acquisitions and financings that he founded. From 1987 to 1993, Mr. Hecht was Managing Director of the Investment Banking Group and head of the Technology Assessment Group of Houlihan Lokey Howard & Zukin, a financial advisory firm. From 1984 to 1987, Mr. Hecht was the Vice Chairman of the Board and Chief Executive Officer of Quantech Electronics Corp., a diversified publicly held electronics company. Prior to joining Quantech, Mr. Hecht was a founding principal of Xerox Development Corporation, a wholly owned subsidiary of the Xerox Corporation. Xerox Development Corporation was active in strategic planning, mergers and acquisitions, divestitures, licensing, joint ventures and venture investing for the Xerox Corporation. Mr. Hecht has served on the board of many public companies including DCC Corporation from January 1997 to January 2000, Concurrent Computer Corporation from January 1993 and December 1994, Hygrade Electronics Corp. from 1980 to December 1986 and Micronetics, Inc. from January 1980 to December 1986.

Rohit Phansalkar, 59, has served as one of our directors since August 31, 2000. He is a member of our Audit and Compensation Committees and is the Chairman of the Compensation Committee. Since January 2001, Mr Phansalkar has been the Chairman & CEO of RKP Capital, Inc. an investment banking boutique specializing in financings, mergers and acquisitions. Mr. Phansalkar was the Chairman and Chief Executive Officer of Sorrento Networks Corporation from July to September 2000. He was a partner of Anderson Weinroth & Co. LP from February 1998 to June 2000. Prior to that, Mr. Phansalkar was the co-founder, Vice Chairman and Chief Executive Officer of Newbridge Capital, a firm dedicated to making private equity investments in India. From 1993 to 1996, Mr. Phansalkar was a Managing Director of Oppenheimer & Co., where he was the head of the Energy Finance Group. Mr. Phansalkar was the founding Chairman of The India Fund, a $510 million closed-end fund listed on the NYSE. Prior to joining Oppenheimer, Mr. Phansalkar was a Managing Director of Bear Stearns & Co. He is a director of Zip Global Networks. Mr. Phansalkar received a BS in engineering from Michigan Technological University and a MBA from Harvard Graduate School of Business.

VOTE REQUIRED

A plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

It is the Board of Directors’ policy to be in attendance at each of Entrada’s annual meeting of stockholders. All directors attended the most recently held annual meeting of stockholders. The Board of Directors met ten times in fiscal 2004. No director, except Dr. Raymond Ngan, attended fewer than 75% of such meetings. In addition, of the directors in attendance, the Board acted unanimously ten times during fiscal 2004. The Board also consulted regularly by telephone and in person. Since June 2002, Dr. Ngan has not participated in any of the Board or corporate matters. During fiscal 2004, Dr. Ngan did not attend any meetings. As a result, our Board has determined not to nominate Raymond Ngan for reelection as a director at the Annual Meeting. The Board has established two standing committees: the Audit Committee and the Compensation Committee.

The Audit Committee operates under the Audit Committee Charter readopted by the Board of Directors on December 15, 2004. The Audit Committee Charter can be found herein in Annex A. The principal functions of the Audit Committee are to monitor the integrity of Entrada’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitor the independence and performance of Entrada’s independent auditors; provide an avenue of communication among the independent auditors, management and the Board of Directors; encourage adherence to, and continuous improvement of, Entrada’s policies, procedures and practices at all levels; review areas of potential significant financial risk to Entrada; and monitor compliance with legal and regulatory requirements. The Audit Committee also examines all agreements and other transactions between Entrada and its directors and officers (other than those compensation functions assigned to the Compensation Committee) to determine whether such agreements and transactions are fair to Entrada’s stockholders. The Audit Committee currently consists of Leonard Hecht and Rohit Phansalkar, with Mr. Hecht serving as the Chairman, both of whom are outside directors. The Audit Committee held four meetings in fiscal year 2004. Each member of the Audit Committee attended at least 75% of such meetings.

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board of Directors has determined that both members of the Audit Committee are independent as defined by the Nasdaq Stock Market, Inc. Corporate Governance Rule 4200(a)(15).

The Compensation Committee operates under the Amended and Restated Compensation Committee Charter adopted by the Board of Directors on December 15, 2004. The Amended and Restated Compensation Committee Charter can be found in Annex B hereto. The Compensation Committee reviews compensation and benefits for Entrada’s executives and administers the grant of stock options under Entrada’s existing plans, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers and reviewing overall company-wide compensation plans. The Compensation Committee consists of Messrs. Leonard Hecht and Rohit Phansalkar. The Compensation Committee held one meeting in fiscal year 2004 and each member of the Compensation Committee attended this meeting.

The Board of Directors does not currently have a nominating committee. Because the Board believes that it is more appropriate for all of our directors to be involved in the process of nominating persons for election as directors, the Board does not have a nominating committee. Accordingly, the Board as a whole performs the functions of a nominating committee and is responsible for reviewing the requisite skills and characteristics of our directors. The Board has determined that Messrs. Hecht and Phansalkar are independent as defined by the Nasdaq Stock Market, Inc. Corporate Governance Rule 4200(a)(15).

Board of Director Nomination Policy
The process followed by the Board of Directors to identify and evaluate candidates may include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board, as deemed appropriate by the Board. The Board may retain advisors and consultants and compensate them for their services in identifying and evaluating potential candidates. The Board did not retain any such advisors or consultants during the fiscal year ended January 31, 2004, nor has the Board retained any such advisors during the current fiscal year.

Stockholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to stockholders for election. The qualifications of recommended candidates will be reviewed by the Board. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the stockholders, his or her name will be included in Entrada’s proxy card for the stockholder meeting at which his or her election is recommended.

Although the Board has not established any specific minimum qualifications for director nominees, the Board will consider properly submitted stockholder recommendations for candidates who generally have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who would be most effective in conjunction with other Board members. Recommendations from stockholders concerning nominees for election as a director should be sent to: Board of Directors, Entrada Networks, Inc., 5755 Oberlin Drive, Suite 204, San Diego, CA 92121. Stockholders must provide timely written notice of proposed nominations pursuant to the requirements of Entrada’s Bylaws. See "Stockholder Proposals" for a description of Entrada’s Bylaw’s requirements related to timely notice to Entrada of proposed nominations.

Recommendations must include the candidate’s name, business address and a description of the candidate’s background and qualifications for membership on the Board of Directors, as well as all other information regarding the candidate that is required to be disclosed in solicitation of proxies for the election of directors under Regulation A of the Securities Exchange Act of 1934, including but not limited to the candidate’s written consent to be named as a nominee in the proxy statement. The Board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The stockholder submitting the name of the proposed nominee must also submit the name and address of such stockholder and the class and number of shares of stock which are owned of record and beneficially.

Assuming that appropriate biographical and background material is provided for the candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons. In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Board will apply the criteria established by the Board, which may include considerations such as the candidate’s integrity, business acumen, age, experience, diligence, conflicts of interest, and the ability to act in the interest of all stockholders. The Board does not necessarily assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Board, by the procedures set forth herein under "Stockholder Proposals."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 15, 2004, regarding the ownership of our common stock by each person (including any "group") who is known to us to be the beneficial owner of more than five percent of any class of our voting securities:
Title of Class	Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)

Common	Shelly Singhal	610 Newport Center Drive, Ste. 1205, Newport Beach, CA 92660	4,004,767 shares (2)	20.7%
Common	SBI Brightline IV, LLC	610 Newport Center Drive, Ste. 1205, Newport Beach, CA 92660	3,554,767 shares (3)	18.8%
Common	David F. Evans	525 16th Avenue Salt Lake City, UT 84103	3,750,000 shares (4)	19.6%
Common	Jim Dziak	5343 North 118th Court Milwaukee, WI 53225	1,302,083 shares	8.4%
Common	Crestwood Children’s Trust	26 Dartmouth Road Cos Cob, CT 06807	3,750,000 shares (5)	19.6%
Common	Jon Buttles	435 Manhattan Ave., Apt. A Hermosa Beach, CA 90254	4,150,000 shares (6)	21.3%
Common	McGovern Living Trust (Trust Dated September 28, 2004)	2203 Clark Lane Redondo Beach, CA 90278	3,750,000 shares (7)	19.6%
Common	Matt McGovern	2203 Clark Lane Redondo Beach, CA 90278	3,775,000 shares (8)	19.7%
Common	Trilogy Capital Partners, Inc	1406 ½ Kenter Avenue Los Angeles, CA 90049	10,086,900 shares (9)	40.0%
Common	Alfonso J. Cervantes, Jr.	1406 ½ Kenter Avenue Los Angeles, CA 90049	10,086,900 shares (10)	40.0%

(1)    For each beneficial owner, the "Percent of Class" equals each owner’s actual holdings of shares plus shares represented by unexercised options and warrants held by such beneficial owner, divided by the total of our outstanding shares at December 15, 2004 plus the unexercised options and warrants included for the referenced holder only. Please also note that the percentages are based on the amount of outstanding securities plus any securities that a person or group has the right to acquire within 60 days. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.
(2)    Shelly Singhal controls SBI Advisors, LLC ("SBI"), SBI Brightline IV, LLC ("SBI Brightline") and Brightline Bridge Partners I, LLC ("Brightline"). SBI has the right to purchase up to 400,000 shares pursuant to a warrant we issued to SBI on February 5, 2004. SBI Brightline has the right to purchase up to 3,450,000 shares pursuant to a warrant we issued to SBI Brightline on May 14, 2004. SBI Brightline also holds 104,767 shares of our common stock. Mr. Singhal also holds individually a warrant to purchase up to 50,000 shares of our common stock
(3)    SBI Brightline IV, LLC, has the right to purchase 3,450,000 shares pursuant to a fully vested warrant we issued to SBI Brightline IV on May 14, 2004. SBI Brightline IV, LLC also holds 104,767 shares of our common stock.
(4)    David F. Evans has the right to purchase up to 3,750,000 shares pursuant to a fully vested warrant we issued to him on October 21, 2004.
(5)    Crestwood Children’s Trust has the right to purchase 3,750,000 shares pursuant to a fully vested warrant issued by Entrada to the trust on October 21, 2004.
(6)    Jon Buttles has the right to purchase up to 4,025,000 shares pursuant to fully vested warrants issued by Entrada to Jon Buttles on February 5, 2004, May 14, 2004 and October 21, 2004. In addition, Jon Buttles controls Core Capital Holdings, LLC., which holds 125,000 shares of our common stock.
(7)    McGovern Living Trust (Dated September 28, 2004) has the right to purchase up to 3,750,000 shares pursuant to a fully vested warrant we issued to McGovern Living Trust (Dated September 28, 2004) on October 21, 2004.
(8)    Matt McGovern and his spouse, Julie McGovern, are the trustees of the McGovern Living Trust (Trust Dated September 28, 2004), which holds a warrant to purchase 3,750,000 shares of our common stock. Mr. McGovern also holds a fully vested warrant to purchase 25,000 shares of our common stock, which we issued to Mr. McGovern on February 5, 2004.
(9)    Trilogy Capital Partners, Inc. ("Trilogy") has the right to purchase 10,000,000 shares pursuant to a warrant we issued to Trilogy on November 10, 2004. As long as we have a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, Trilogy will not be entitled to exercise the warrant to purchase shares of our common stock in an amount that, immediately following such purchase, would result in Trilogy beneficially owning 5% or more of our outstanding shares of common stock. The warrant is exercisable on the earlier of January 1, 2005 or the effective date of the registration statement registering the resale of the shares of common stock underlying the warrant. The warrant expires on November 30, 2006. Trilogy also holds 86,900 shares of our common stock. Trilogy is controlled by Alfonso J. Cervantes.
(10)    Mr. Alfonso Cervantes controls Trilogy Capital Partners, Inc. Trilogy has the right to purchase up to 10,000,000 shares of our common stock pursuant to a warrant we issued to Trilogy on November 10, 2004. Trilogy also holds 86,900 shares of our common stock. Mr. Cervantes may be deemed to beneficially own shares beneficially owned by Trilogy. As long as we have a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, Trilogy will not be entitled to exercise the warrant to purchase shares of our common stock in an amount that, immediately following such purchase, would result in Trilogy beneficially owning 5% or more of our outstanding shares of common stock. The warrant is exercisable on the earlier of January 1, 2005 or the effective date of the registration statement which registers the resale of the shares underlying the warrant. This warrant expires on November 30, 2006.

The following table sets forth certain information as of December 15, 2004, as to each class of our equity securities, other than directors’ qualifying shares, beneficially owned by all directors and nominees, the Chief Executive Officer and each of our four most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the last completed fiscal year:

		Common Stock
Title of Class	Name of Beneficial Owner (A)	Amount and Nature of Beneficial Ownership	Percent of Class (B)
Common	Kanwar J.S. Chadha	1,599,042 (C)	9.7%
Common	Leonard N. Hecht	361,621 (D)	2.3%
Common	Rohit Phansalkar	471,833 (E)	3.0%
Common	Davinder Sethi	1,287,823 (F)	8.0%
Common	Raymond Ngan	311,534 (G)	2.0%
	All Directors and Executive Officers as a group	4,031,853	22.6%

(A)    Except as noted, the addresses for each beneficial owner is 5755 Oberlin Dr., Suite 204, San Diego, Ca 92121.
(B)    For each beneficial owner, the "Percent of Class" equals each owner’s actual holdings of shares plus shares represented by unexercised options and warrants held, divided by the total of our outstanding shares at December , 2004 plus the unexercised options and warrants detailed above for the referenced holder only. Please also note that the percentages are based on the amount of outstanding securities plus any securities that a person or group has the right to acquire within 60 days. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.
(C)    Includes options held by Dr. Chadha to acquire 1,010,000 shares of common stock and 589,042 shares directly owned by Dr. Chadha.
(D)    Includes fully-vested options held by Mr. Hecht to acquire 250,000 shares of our common stock and 111,621 shares directly owned by him.
(E)    Includes fully-vested options held by Mr. Phansalkar to acquire 250,000 shares of our common stock and 221,833 shares owned directly by him.
(F)    Includes options held by Dr. Sethi to acquire 750,000 shares of our common stock and 537,823 shares owned directly by him.
(G)    Includes fully-vested options held by Dr. Ngan to acquire 150,000 shares of common stock and 161,534 shares owned directly by him.

Compensation of Executive Officers and Directors

EXECUTIVE COMPENSATION

The following tables set forth the annual compensation for the only individual who served as our Chief Executive Officer ("CEO") for the fiscal year ended January 31, 2004 and for our Chief Financial Officer ("CFO"). There were no other executive officers at the end of the fiscal year who served Entrada during the year and whose salary and bonus exceeded $100,000.
Summary Compensation Table
	Annual Compensation				Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts	All Other Compensation ($)
Kanwar Chadha, Ph.D.	2004	$187,986	$55,000	-	-	810,000	-	$ -
Chairman, CEO,	2003	257,942	-	-	107,883(1)	-	-	-
President and Director	2002	211,100	-	-	-	160,000	-	-

Davinder Sethi, Ph.D.	2004	141,066	30,000	-	-	200,000	-	-
Vice President, CFO	2003	180,000	-	-	50,000(1)	-	-	-
And Director	2002	$ 35,805	-	-	-	500,000	-	$ -

(1) During Fiscal 2003, both Dr. Chadha and Dr. Sethi agreed to take a part of their compensation in stock, $107,883 for Dr. Chadha and $50,000 for Dr. Sethi, respectively. The 746,384 and 384,615 shares, respectively, were issued at market price on the day of the agreements with the shares being held in lockup until the shares were earned. The shares were issued under the Stock Issuance section of the 2000 Stock Incentive Plan.

Option/SAR Grants in Last Fiscal Year
(Individual Grants)
Name	Number of Securities underlying Options/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh)	Expiration Date
Kanwar J.S. Chadha, Ph.D.	660,000 (1)	43.5%	$ 0.22	02/03/2013
	150,000 (2)	9.9%	$ 0.28	04/30/2013
Davinder Sethi, Ph.D.	100,000 (3)	6.6%	$ 0.22	02/03/2013
	100,000 (4)	6.6%	$ 0.28	04/30/2013

(1)    Options were issued as part of our Tender offer on February 3, 2003. Twenty five percent of these option shares vested on the first anniversary of the date of original grant. The remaining option shares vested in equal amounts on a monthly basis over the next 36 months. Because all options issued pursuant to the tender offer retained the original vesting schedule of the options surrendered pursuant to the tender offer, all 660,000 of these options were fully vested by August 31, 2004.
(2)    On April 30, 2004, Dr. Chadha was granted 150,000 share options with an exercise price equal to the fair market value of our common stock on the date of grant. Twenty five percent of these option shares will vest on the first anniversary of the date of grant. The remaining option shares will vest in equal amounts on a monthly basis over the next 36 months.
(3)    This option was issued as part of our tender offer on February 3, 2003. Twenty five percent of these option shares vested on the first anniversary of the date of the original grant. The remaining option shares vested in equal amounts on a monthly basis over the next 36 months. All of the 100,000 options are fully vested.
(4)    On April 30, 2004, Dr. Sethi was granted an option to purchase 100,000 shares with an exercise price equal to the fair market value of our common stock on the date of grant. Twenty five percent of these option shares will vest on the first anniversary of the date of grant. The remaining option shares will vest in equal amounts on a monthly basis over the next 36 months.

Aggregated Option Exercises in Fiscal Year 2004 and January 31, 2004 Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(A)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Kanwar J.S. Chadha	0	N/A	569,497	240,503	$ -	$ -
Davinder Sethi	0	N/A	416,667	283,333	$14,666.68	$7,333.32

(A)    Options are "in-the-money" if, on January 31, 2004, the market price of the common stock ($0.19) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the common stock covered by such options on January 31, 2004, and the aggregate exercise price of such options.

Employment Agreements

We have entered into employment agreements with Kanwar J.S. Chadha, Ph.D., our President, Chief Executive Officer and Chairman, dated May 10, 2001, and Davinder Sethi, Ph.D., our Chief Financial Officer and Vice Chairman, dated June 15, 2002. Mr. Chadha’s agreement was later amended pursuant to the Amendment to Employment Agreement dated April 30, 2004.

Pursuant to his employment agreement as amended, Mr. Chadha will continue to serve in his positions until April 30, 2008 unless Mr. Chadha resigns earlier or his employment is terminated earlier by us. If, prior to April 30, 2008, we terminate him without cause (as defined in Mr. Chadha’s agreement), if Mr. Chadha resigns for good reason (as defined in Mr. Chadha’s agreement) or if the agreement terminates as a result Mr. Chadha’s death or permanent disability (as defined in Mr. Chadha’s agreement), Mr. Chadha will be entitled to receive all salary and bonuses earned through, as well as the payment of his base salary for the two-year period following, the last day of his employment, all outstanding options held by Mr. Chadha will immediately vest and our rights to repurchase shares and cancel unexercised options will terminate. However, if Mr. Chadha resigns at any time without good reason, we terminate his employment for cause prior to the end of the term of his employment, or we terminate Mr. Chadha’s employment with cause after the end of the term of his employment, Mr. Chadha will only be entitled to receive salary earned by him through the last day of his employment. If Mr. Chadha dies or is permanently disabled, he will be entitled to receive all salary earned by him through the last day of his employment and all of his outstanding options will immediately vest.

In addition to his base salary, Mr. Chadha is entitled to participate in our Executive Cash Incentive Plan, receive a quarterly performance bonus (in an amount not to exceed fifty percent of his base salary) if we achieve performance targets set by our Board of Directors, and receive shares of our common stock and options to purchase shares of our common stock. Mr. Chadha is also entitled to receive a long-term disability insurance policy and participate in other employee benefit programs available to our senior executives.

Pursuant to his employment agreement, Mr. Sethi will continue to serve in his positions until November 1, 2005 unless Mr. Sethi resigns earlier or his employment is terminated earlier by us. If, prior to November 1, 2005, we terminate Mr. Sethi without cause (as defined in Mr. Sethi’s agreement), if Mr. Sethi resigns for good reason (as defined in Mr. Sethi’s agreement) or if the agreement terminates as a result Mr. Sethi’s death or permanent disability (as defined in Mr. Sethi’s agreement), Mr. Sethi will be entitled to receive all salary and bonuses earned through, as well as the payment of his base salary for the two-year period following, the last day of his employment, all outstanding options held by Mr. Sethi will immediately vest and our rights to repurchase shares and cancel unexercised options will terminate. However, if Mr. Sethi resigns at any time without good reason, we terminate his employment for cause prior to the end of the term of his employment or we terminate Mr. Sethi’s employment with cause after the end of the term of his employment, Mr. Sethi will only be entitled to receive salary earned by him through the last day of his employment. If Mr. Sethi dies or is permanently disabled, he will be entitled to receive all salary earned by him through the last day of his employment and all of his outstanding options will immediately vest.

In addition to his base salary, Mr. Sethi is entitled to participate in our Executive Cash Incentive Plan and receive options to purchase shares of our common stock. Mr. Sethi is also entitled to participate in other employee benefit programs available to our senior executives.

Dr. Chadha also has an agreement dated December 1, 2000, that provides for the immediate vesting of options, and for our loan of funds to Dr. Chadha for the purposes of exercising such options, in the event of a change in control of Entrada.

Director Compensation

Each director who is not an employee of Entrada or one of its subsidiaries receives $1,000 for each Board of Directors or committee meeting attended. Directors who serve as the chairman of a committee receive an additional $500 for each committee meeting attended. Each member of the Audit Committee receives $2,000, rather than $1,000, for each Audit Committee meeting attended. In addition, pursuant to our 2000 Stock Incentive Plan, our outside directors are granted an option to purchase 100,000 shares of our common stock when they first join the Board and then an option to purchase 50,000 shares of our common stock annually thereafter.

Report on repricing of Options

In June 2002, our Board of Directors authorized a stock option exchange program, pursuant to which each employee who held an option to purchase shares of our common stock with an exercise price greater than $1.18 was allowed to exchange such option for a new option with an exercise price equal to the fair market value of our common stock on the date of grant of the new option. Under this program, Kanwar J.S. Chadha, Ph.D., one of our directors and our President, Chief Executive Officer and Chairman of the Board exchanged an option to purchase 660,000 shares of our common stock at a per share exercise price between $1.18 and $4.37 for an option to purchase the same number of shares at a per share exercise price of $0.22, and Davinder Sethi, Ph.D., one of our directors and our Chief Financial Officer and Chief Accounting Officer exchanged an option to purchase 100,000 shares of our common stock at a per share exercise price of $3.68 for an option to purchase the same number of shares at a per share exercise price of $0.22. Our Board of Directors implemented the stock option exchange program because a considerable number of our employees had stock options that had an exercise price significantly above the then recent and current trading price of our common stock. Those options no longer served the incentive purpose for which the options were granted.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the merger agreement between Sync Research and our former parent, Sorrento Networks Corporation, Sorrento agreed to indemnify and hold us harmless against any liability arising after the merger in connection with the termination of a certain frozen defined pension plan maintained by our subsidiary, Rixon Networks, Inc. In July 2004, Sorrento was acquired by Zhone Technologies, Inc. A consultant retained by Sorrento and by the successor corporation to the entity from whom Sorrento originally purchased the company that became Rixon Networks, had advised Sorrento and the successor corporation that the cost of termination of the pension plan in question could be in excess of $3 million. We do not believe that we are responsible for this termination cost or for the failure by Sorrento and Zhone to make required contributions to the plan. However, to date we have voluntarily administered the plan, but we have not made contributions to the plan.

Dr. Kanwar J.S. Chadha, Chairman, President, Chief Executive Officer and Director, has an agreement dated December 1, 2000, that provides for the immediate vesting of options, and for Entrada’s loan of funds to Dr. Chadha for the purposes of exercising such options, in the event of a change in control of Entrada. We have entered into an employment agreement with Dr. Chadha that runs through April 14, 2008 and an employment agreement with Dr. Davinder Sethi, our Chief Financial Officer, that runs through October 31, 2005.

On January 30, 2004, we borrowed an aggregate of $500,000 from Hong Kong League Central Credit Union ("HKL") and HIT Credit Union ("HIT") and Shelly Singhal. In connection with this transaction, we issued a warrant to SBI Advisors, LLC ("SBI") to purchase 400,000 shares of our common stock and a warrant to purchase 100,000 shares of our common stock to Shelly Singhal. The warrants have an exercise price of $0.35 per share and expire on February 5, 2007. Mr. Singhal has assigned his rights with respect to 25,000 of our shares issuable upon exercise of the warrant issued to Mr. Singhal to each of Jon Buttles and Matt McGovern. On November 26, 2004, we filed a registration statement on Form SB-2 to register the resale of the common stock underlying such warrants. The funds from this debt financing were used primarily for working capital.

On May 14, 2004, we borrowed an aggregate of $1,000,000 from HKL and Brightline Bridge Partners I, LLC ("Brightline"). In connection with this transaction, we issued a warrant to purchase 3,450,000 of our shares of common stock to SBI Brightline IV, LLC ("SBI Brightline") and a warrant to purchase 1,550,000 shares of our common stock to Brightline. The warrants have an exercise price of $0.16 per share and will expire on May 13, 2007. In addition, we issued 125,000 shares of our common stock for advisory fees in connection with this transaction, which shares are held of record by Core Capital Holdings, LLC. Brightline has assigned its rights under the warrant issued to Brightline to the following persons and entities (with the number of shares for which the warrant is exercisable by each such person or entity identified in parenthesis following such person or entity’s name):

John Wang	(125,000)
J. Michael Higginbotham	(125,000)
Suraj Gohill	(125,000)
Robert Gilman	(250,000)
Charles Dominick	(250,000)
Franklin C. Fisher, Jr.	(175,000)
Joseph A. Schick	(25,000)
Phoenix Capital Opportunity Fund	(225,000)
Jon Buttles	(250,000)
Total	(1,550,000)

On November 26, 2004, we filed a registration statement on Form SB-2 to register the resale of the common stock underlying such warrants. The funds from this debt financing were primarily used for the acquisition of Microtek Systems, Inc.

On October 4, 2004, we borrowed an additional $750,000 from HKL. In connection with this transaction, we issued a warrant to SBI, or its designees, to purchase 15,000,000 shares of our common stock at a per share exercise price of $0.10. SBI has designated Jon Buttles, David F. Evans, Crestwood Children’s Trust and McGovern Living Trust (dated September 28, 2004) to each receive a warrant to purchase 3,750,000 shares of our common stock. On November 26, 2004, we filed a registration statement on Form SB-2 to register the resale of the common stock underlying these warrants. The funds from this debt financing will be used primarily for working capital and the reduction of our outstanding debt.

On November 10, 2004, we entered into a Letter of Engagement (the "Letter of Engagement") with Trilogy Capital Partners, Inc. ("Trilogy"). Pursuant to the Letter of Engagement, Trilogy agreed to implement a marketing program regarding our technology, and, to the extent we request, to assist us in business development and capital raising and to provide strategic advisory and investor relations services. The Letter of Engagement has an initial term of 6 months and is terminable by us or Trilogy at any time thereafter upon 30 days’ prior written notice. In consideration for the services to be provided by Trilogy, we agreed to pay Trilogy $10,000 per month and we issued to Trilogy a warrant to purchase up to 10,000,000 shares of our common stock at a per share exercise price of $0.12. As long as we have a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, Trilogy will not be entitled to exercise the warrant to purchase shares of our common stock in an amount that, immediately following such purchase, would result in Trilogy beneficially owning 5% or more of our outstanding shares of common stock. The warrant is exercisable on the earlier of January 1, 2005 or the effective date of the registration statement registering the resale of the common stock underlying the warrant. On November 26, 2004, we filed a registration statement on Form SB-2 to register the resale of the common stock underlying these warrants.

Some or all of the warrant holders identified in the preceding paragraphs may be affiliated or otherwise associated with one or more of Hong Kong League Central Credit Union, HIT Credit Union, Shelly Singhal and Brightline Bridge Partners I, LLC, from whom we received loans in the aggregate amount of $2,250,000 between February 4, 2004 and October 4, 2004, with Trilogy Capital Partners, Inc. whom we have engaged to provide certain marketing and other services, or with one or more of SBI Advisors, LLC, SBI Brightline IV, LLC, and Brightline Bridge Partners I, LLC who were entitled to receive (or designate other parties to receive) all of the 30,500,000 warrants as compensation for services provided in connection with such loans or services. SBI Brightline IV, LLC is controlled by SBI USA, LLC, which is in turn controlled by Shelly Singhal. Brightline Bridge Partners I, LLC is controlled by Shelly Singhal and Jon Buttles. SBI Advisors, LLC is controlled by Shelly Singhal.

During April 2004, we issued at cost 104,767 and 86,900 of our 384,615 treasury shares to SBI Brightline IV, LLC and Trilogy Capital Partners, LLC, respectively, for advisory fees in connection with the short-term debt issued on February 6, 2004.

Dr. Chadha’s brother is the managing member of HandsOn Ventures, LLC, which purchased in February 2002 a $250,000 senior convertible debenture we issued and which was due January 2004 along with a warrant to purchase an aggregate of 1,923,709 shares of our common stock, which warrant has been fully exercised. The debenture was fully paid and retired in January 2003.

On May 23, 2003, we announced that our Board of Directors authorized the repurchase of up to $500,000 of our common stock over the following twelve months at prevailing market prices. Stock repurchases were to be made from time to time during the twelve-month period at management's discretion, either in the open market or through privately negotiated transactions. Repurchases were to be made under the program using Entrada's own cash resources. On June 2, 2003, Dr Chadha sold 384,615 shares of his common stock to Entrada for $0.32 per share, or $123,077.

Section 16(a) Beneficial Ownership Reporting Compliance

The Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. To our knowledge, all filing requirements by our officers and directors were complied with during the fiscal year ended January 31, 2004.

AUDIT COMMITTEE REPORT

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OR INCORPORATED BY REFERENCE INTO ANY OTHER ENTRADA NETWORKS, INC. FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT ENTRADA SPECIFICALLY REQUESTS THAT THE INFORMATION BE TREATED AS SOLICITING MATERIAL OR INCORPORATES THIS REPORT BY REFERENCE INTO A DOCUMENT FILED UNDER THE SECURITIES ACT OR EXCHANGE ACT.

The Audit Committee met and consulted with Entrada’s independent accountants in person and by telephone four times in fiscal 2004 regarding the following:
•    The plan for, and the independent accountants’ report on, each audit of Entrada’s financial statements,
•    Entrada’s financial disclosure documents, including all financial statements and reports filed with the SEC and sent to stockholders,
•    Entrada’s accounting practices, principles, controls or methodologies,
•    Significant developments in accounting and SEC rules, and
•    The adequacy of Entrada’s internal controls and accounting personnel.

The Audit Committee is responsible for recommending to the Board that Entrada’s financial statements be included in the annual report. In making its recommendation, the Audit Committee discussed with BDO Seidman, LLP, Entrada’s independent accountants for fiscal 2004, those matters communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These recommendations are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. The Audit Committee discussed with BDO Seidman the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Additionally, the Audit Committee received the written disclosures and a letter from BDO Seidman, as required by the Independence Standards Board No. 1 "Independence Discussions with Audit Committees," and has discussed with BDO Seidman their independence. Finally, the Audit Committee reviewed and discussed, with Entrada’s management and BDO Seidman, Entrada’s audited consolidated financial statements and other such matters deemed relevant and appropriate by the Audit Committee. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in Entrada’s Annual Report on Form 10-K for the fiscal year ended January 31, 2004.

On December 15, 2004, the Board adopted an Audit Committee Charter, a copy of which can be found as Annex A to this proxy statement.

Pre Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Audit Committee at its next scheduled meeting.

All audit related services for the fiscal year ended January 31, 2004 were pre-approved by the Audit Committee.

Audit Fees

The total fees paid to BDO Seidman by Entrada in connection with professional services rendered for the audit of Entrada’s annual financial statements included in Entrada’s Form 10-K, and review of the financial statements included in Entrada’s Forms 10-Q, for the fiscal years ended January 31, 2004 and January 31, 2003, were $61,433 and $81,923, respectively.

Audit Related Fees

The total fees paid to BDO Seidman by Entrada in connection with professional services rendered for assurance and related services that were related to the audit of the annual financial statements included in Entrada’s Form 10-K, and the review of the financial statements included in Entrada’s Forms 10-Q, for fiscal years ended January 31, 2004, and January 31, 2003, were $24,813 and $34,486, respectively. The nature of services rendered were for quarterly review procedures, SEC registration statements, and for research and consultation related to accounting, SEC, and Sarbanes-Oxley matters.

Tax Fees

There were no fees paid to BDO Seidman by Entrada for tax consultation and tax related services for the fiscal years ended January 31, 2004 and January 31, 2003.

All Other Fees

Entrada paid no other fees for other products and services to BDO Seidman during the fiscal years ended January 31, 2004, and January 31, 2003.

Financial Information Systems Design and Implementation Fees

Entrada did not employ BDO Seidman to operate, or supervise the operation of Entrada’s information system or to manage its local area network. Nor did BDO Seidman design or implement a hardware or software system that aggregates source data underlying the financial statements or generates information significant to the audit of Entrada’s financial statements, taken as a whole.

The Audit Committee determined that the services provided by and fees paid to BDO Seidman were compatible with maintaining the independent auditors' independence.

Dated:	April 4, 2004
Submitted by:	Leonard N. Hecht, Chairman
Rohit Phansalkar

PROPOSAL 2

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

BDO Seidman, LLP, independent auditors, has been selected by Entrada’s Board of Directors as the accounting firm to audit the accounts and to report on the consolidated financial statements of Entrada for the fiscal year ending January 31, 2005, and the Board of Directors recommends that the stockholders vote for ratification of such selection. Ratification by the stockholders of the selection of BDO Seidman as Entrada’s independent auditor is not required by law, Entrada’s Bylaws or otherwise. However, the Board is submitting the selection of BDO Seidman for stockholder ratification as a matter of good corporate practice. BDO Seidman has audited Entrada’s consolidated financial statements since the fiscal year ended January 31, 2001. While not binding on the Board of Directors, the failure of the stockholders to ratify the appointment of BDO Seidman as Entrada’s independent auditors would be considered by the Board in determining whether to continue the engagement of BDO Seidman. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent auditor at any time during the year if the Board feels that such a change would be in the best interest of Entrada.

A member of BDO Seidman is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Neither BDO Seidman, nor any of its partners has any financial interest, direct or indirect, in Entrada, nor has BDO Seidman, nor any of its partners, ever been connected with Entrada as promoter, underwriter, voting trustee, director, officer, or employee.

VOTE REQUIRED

The affirmative vote of a majority of the common shares present at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required for the ratification of the appointment of BDO Seidman, LLP.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP AS ENTRADA’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED JANUARY 31, 2005.

PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

The Board of Directors adopted the Entrada Networks Corporation 2000 Stock Incentive Plan (the "2000 Plan") on September 29, 2000 to enhance Entrada’s ability to attract and retain the services of qualified employees, officers, directors, consultants, and other service providers upon whose judgment, initiative and efforts the successful conduct and development of Entrada’s business largely depends, and to provide additional incentive to these persons or entities to devote their utmost effort and skill to the advancement and betterment of Entrada, by providing them an opportunity to participate in the ownership of Entrada and thereby have an interest in the success and increased value of Entrada. The 2000 Plan was approved by Entrada’s stockholders in November 2000. Entrada’s stockholders are being asked to approve the Entrada Networks, Inc. Amended and Restated 2000 Stock Incentive Plan (the "Amended and Restated 2000 Plan"). Amendments to the 2000 Plan, as restated, will (i) increase the number of shares of Entrada’s common stock reserved for issuance under the 2000 Plan by 4,000,000 shares and (ii) provide for automatic grants of non-statutory options to non-employee directors with respect to those years during which Entrada fails to hold an annual stockholders meeting.

The Board of Directors approved and adopted the Amended and Restated 2000 Plan, the principal terms of which are more specifically described below, on November 24, 2003, subject to stockholder approval of the Amended and Restated 2000 Plan at the Annual Meeting.

Description of the Proposed Amendments to the 2000 Plan

1.    Increase in Shares of Common Stock Reserved under the 2000 Plan

Originally, 4,000,000 shares of Entrada’s common stock were reserved under the 2000 Plan. As of December 15, 2004, reserved shares under the 2000 Plan had automatically increased to 5,846,453 shares. We anticipate that pursuant to the provision in the 2000 Plan that provides for the automatic increase in the number of shares reserved under the 2000 Plan effective the first trading day of January of each year, that the reserved shares under the 2000 Plan will automatically increase to 6,496,453 shares in January 2005. As of December 15, 2004, 2,171,772 shares of common stock were outstanding pursuant to exercised options and other rights granted under the 2000 Plan, 3,390,250 shares of common stock were subject to outstanding options and other rights granted under the 2000 Plan, and only 284,431shares of common stock remained available for grant under the 2000 Plan.

The proposed amendment to the 2000 Plan will increase the aggregate number of shares of common stock authorized pursuant to the 2000 Plan from 6,496,453 to 10,496,453, subject to the automatic increases in the shares of common stock reserved under the Amended and Restated 2000 Plan, as provided in the Amended and Restated 2000 Plan. These additional authorized shares will be issued and issuable pursuant to all awards in the Amended and Restated 2000 Plan.

Pursuant to the amendments proposed in this proxy statement, Article One, Sections V.A and V.B of the 2000 Plan will be amended and restated in their entirety to read as follows:

"A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 10,496,453 shares, plus the automatic increases provided in Section V.B of this Article One.

B. The number of shares of Common Stock available for issuance under the Plan as specifically set forth in Section V.A of this Article One shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2006, by an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 650,000."

2.    Removal of Restrictions on Automatic Grants of Options to Non-Employee Directors

Currently, the 2000 Plan does not permit the automatic grant of non-statutory options to non-employee directors of Entrada in years during which Entrada does not hold an annual meeting of stockholders. By amending the 2000 Plan as proposed, each active, non-employee director will automatically receive a non-statutory option to purchase 50,000 shares of common stock annually, even with respect to those years during which Entrada does not hold an annual meeting of stockholders.

However, no non-employee director will be entitled to automatically receive an option to purchase 50,000 shares of common stock with respect to any year during which the director failed to attend at least 75% of all Board meetings held in the period during which the director served as a member of the Board during such year.

Pursuant to the amendments proposed in this proxy statement, a new Section I.A.3 shall be added to Article Five of the 2000 Plan, to read in its entirety as follows:

"3. If for any reason, the Corporation does not hold an Annual Shareholders Meeting in any fiscal year, then the Corporation shall grant to each non-employee Board member on the last day of such fiscal year the Non-Statutory Option which would have been granted to such non-employee Board member if the Corporation had held an Annual Shareholders Meeting on the last day of such fiscal year. However, no such Non-Statutory Option shall be granted to any non-employee Board member who did not attend at least seventy-five percent (75%) of the meetings of the Board held during the period of the fiscal year for which such non-employee Board member was a director, whether such meetings were regularly scheduled or special Board meetings."

Purposes of the Proposed Amendments

The Board of Directors believes that increasing the number of shares of common stock reserved for issuance pursuant to the 2000 Plan is necessary to allow Entrada to continue to utilize equity incentives to attract and retain the services of key individuals essential to Entrada’s long-term growth and financial success. Entrada relies on equity incentives to attract and retain key employees and other individuals and believes that such equity incentives are necessary for Entrada to remain competitive with regard to attracting and retaining qualified individuals. The increase in shares of common stock reserved under the 2000 Plan is proposed in order to provide sufficient shares to cover new award grants under the 2000 Plan.

The Board of Directors believes that the continued services of non-employee directors are essential to the sustained growth and progress of Entrada and its subsidiaries, and that the options granted pursuant to the 2000 Plan to non-employee directors provide additional incentive for such directors to promote Entrada’s success. The Board of Directors believes that providing for automatic grants of non-statutory options to non-employee directors even in those years where Entrada fails to hold an annual meeting of stockholders will allow Entrada to continue to attract and retain the services of qualified, non-employee directors.

The amendments to the 2000 Plan will be effective immediately on the date the Entrada stockholders approve and adopt the Amended and Restated 2000 Plan. If the Amended and Restated 2000 Plan is not approved and adopted by the stockholders, the 2000 Plan will remain in effect as it currently exists until its expiration date.

Description of the Amended and Restated 2000 Plan

Following is a summary of the Amended and Restated 2000 Plan. This summary is qualified by and subject to the more complete information set forth in the Amended and Restated 2000 Plan, a copy of which is attached as Annex C.

General

The Amended and Restated 2000 Plan permits eligible individuals to receive grants under one of four different programs: (1) Discretionary Option Grant Program; (2) Salary Investment Option Grant Program; (3) Stock Issuance Program; and (4) Automatic Option Grant Program. Entrada currently has approximately 40 employees, including two executive officers, and four board members, all of whom may be eligible for awards under the Amended and Restated 2000 Plan.

(1) Discretionary Option Grant Program. Employees of, and non-employee board members and consultants providing services to, the Company (or a subsidiary) may be granted nonqualified stock options to purchase Entrada common stock. In addition, employees of Entrada (or a subsidiary) may be granted incentive stock options designed to comply with Section 422 of the Code. The exercise price of options granted under the Discretionary Option Grant Program will generally not be less than 100% of the fair market value ("FMV") of Entrada’s common stock on the date of grant. These options may be exercised as determined by the Plan Administrator (as defined in the Amended and Restated 2000 Plan), but in no event after the expiration of the option term.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, shares of Entrada’s common stock held for at least six months, or through a broker assisted cashless exercise program established by Entrada.

Unless otherwise provided in the grant agreement, options granted under the Discretionary Option Grant Program will become fully vested upon a "Corporate Transaction" (as defined in the Plan) except if the successor company assumes the options or replaces the options with a cash incentive program that preserves the spread at the date of the Corporate Transaction and provides for a subsequent vesting and payout as originally scheduled. Likewise, the Plan Administrator has the discretion to fully vest options upon a "Change in Control" (as defined in the Plan).

The Discretionary Option Grant Program, also permits the Amended and Restated 2000 Plan to grant either tandem or limited stock appreciation rights ("SARs") to individuals who have received option grants. Tandem SARs permit optionees to elect between the exercise of the underlying options for shares of Entrada’s common stock and the surrender of that option in exchange for a payment equal to the fair market value of the surrendered portion of the option and the exercise price. Limited SARs permit selected optionees to receive, upon the occurrence of a "Hostile Take-Over" (as defined in the Plan) a payment from Entrada equal to the excess of the "take-over price" of the shares subject to the Limited SAR over the aggregate exercise price for such shares.

(2) Salary Investment Option Grant Program. If permitted by the Primary Committee (as defined in the Amended and Restated 2000 Plan), "Section 16 Insiders" (as defined in the Amended and Restated 2000 Plan), may elect to forgo base salary in an amount not less than $10,000 or more than $50,000 for any calendar year in exchange for options to purchase Entrada’s common stock. The number of shares subject to the option depends on the amount of foregone salary under the following formula:

X = A/B x [100% less exercise price stated as a % of FMV], where

X is the number of option shares,

A is the dollar amount of individual’s foregone salary for the year, and

B is the FMV per share of Entrada’s common stock on the grant date.

The exercise price may not be less than 33 1/3% of the FMV of Entrada’s common stock on the date of grant. These options become exercisable is a series of 12 monthly installments during the year in which the individual elects to forgo salary. If an individual terminates service, the then exercisable portion of the option granted under this program will remain exercisable for a period of time equal to the lesser of (i) ten years from the date of grant, or (ii) three years after termination of service.

Upon a Corporate Transaction, the option shall become fully exercisable and if assumed, will be exercisable for a period of time equal to the lesser of (i) ten years from the date of grant, or (ii) three years after termination of service. Upon a Change in Control, the option shall become fully exercisable and will be exercisable for a period of time equal to the lesser of (i) ten years from the date of grant, (ii) three years after termination of service, (iii) termination of the option in connection with a Corporate Transaction, or (iv) surrender of the option in a Hostile Take-Over.

(3) Stock Issuance Program. Employees of, and non-employee board members and consultants providing services to Entrada (or a subsidiary) may receive grants of Entrada’s common stock in exchange for either cash (which must equal Entrada’s common stock’s FMV on the date of purchase) or past services. Common stock under this program may also be awarded based on the attainment of designated performance goals. Common stock awarded under this program may be fully vested or may vest in installments, as determined by the Plan Administrator. If shares vest in installments, the grantee nevertheless is entitled to vote and receive cash dividends on such shares.

Unless otherwise provided in the grant agreement, options granted under the Stock Issuance Program will become fully vested upon a Corporate Transaction, except if the successor company assumes the options. Likewise, the Plan Administrator has the discretion to fully vest options upon a Change in Control.

(4) Automatic Option Grant Program. Upon first becoming a director of Entrada, a non-employee director receives an option to purchase 100,000 shares of Entrada’s common stock. These options are exercisable as of the grant date, but vest in a series of three successive equal annual installments beginning on the first anniversary of the grant date. In addition, on the date of each annual stockholders’ meeting, each non-employee director receives an option to purchase 50,000 shares of Entrada’s common stock. However, in the event Entrada fails to hold an annual meeting of stockholders, each non-employee director will be entitled to receive an option to purchase 50,000 shares of Entrada’s common stock on the last day of the fiscal year if such director attended at least 75% of all Board meetings held in the period which the director served as a Board member. These annual options are exercisable as of the grant date, but vest on the first anniversary of the grant date. The exercise price for all options granted under the Automatic Option Grant Program is the FMV of Entrada’s common stock on the grant date.

Notwithstanding the above, all options vest upon the director’s termination of service on account of death or disability or in the event of a Corporate Transaction or Change in Control.

Administration

A committee comprised of two or more non-employee directors of the Board ("Primary Committee") has the sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of these programs with respect to other individuals may, at the Board’s discretion, rest with the Board, the Primary Committee or some other committee of the Board.

The designated entity (i.e., the Board, the Primary Committee, or some other committee appointed by the Board) has the exclusive authority to administer the Amended and Restated 2000 Plan and make such determinations under, and issue interpretations of, the provisions of each program as it deems necessary or advisable.

Limitation on Awards and Shares Available

The maximum number of shares of Stock that may be subject to one or more awards to a participant under the Plan during any calendar is 1,000,000. As of December______,2004, the closing price of the Entrada’s common stock on the Over-the-Counter Bulletin Board was $__________ per share.

Amendment and Termination

The Board, may terminate, amend, or modify the Amended and Restated 2000 Plan at any time; provided, The Board, may terminate, amend, or modify the Amended and Restated 2000 Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule. The Amended and Restated 2000 Plan will terminate pursuant to the terms of the Amended and Restated 2000 Plan the earlier of (i) September 28, 2010, (ii) the date on which all shares available for issuance under the Amended and Restated 2000 Plan have been issued as fully vested shares, or (iii) the termination of all outstanding options in connection with a Corporate Transaction (as defined in the Amended and Restated 2000 Plan).

Federal Income Tax Consequences

The following discussion of the Amended and Restated 2000 Plan’s federal income tax consequences is meant to be a summary of applicable federal tax law of the United States as currently in effect. State, local, and foreign tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the Amended and Restated 2000 Plan or of awards under the Amended and Restated 2000 Plan. This discussion does not discuss all federal tax provisions that may apply to a recipient’s particular tax situation, including, but not limited to, federal gift tax, estate tax and alternative minimum tax issues, and such tax laws may not correspond to the federal income tax treatment described herein.

Because the federal income tax rules governing awards and related payments are complex, subject to frequent change and depend on individual circumstances, a recipient of an option grant or other right under the Amended and Restated 2000 Plan should consult his or her own tax advisor for advice regarding particular federal, as well as state and local, income and other tax consequences prior to exercising options or other awards or disposing of stock acquired pursuant to awards granted under the Amended and Restated 2000 Plan.

A participant receiving incentive stock options, nonqualified stock options, or stock appreciation rights awards will not recognize taxable income at the time of grant. Except as discussed below, at the time the nonqualified stock option or stock appreciation right is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for such award and fair market value of the common stock or amount received on the date of exercise. A participant receiving stock under the Stock Issuance Program will recognize taxable income at the time shares are granted if the shares are not subject to a substantial risk of forfeiture or are transferable. If the shares are subject to a substantial risk of forfeiture and are nontransferable as of the date issued, the participant will recognize ordinary income as of the date the shares are not subject to a substantial risk of forfeiture or are transferable equal to the then fair market value of the shares less any amount paid. Entrada will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

If applicable holding period requirements are met, a participant granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and Entrada will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated generally as one that does not meet the requirements of the Internal Revenue Code for incentive stock options.

The recently enacted Jobs Creation Act of 2004 ("JCA") significantly changed the rules for taxation of deferred compensation plans and arrangements. Under the JCA, the definition of what constitutes a deferred compensation plan or arrangement is very broad. Legislative history of the JCA indicates that SARs and stock options with an exercise price of less than FMV on the date of grant are included in the definition of a deferred compensation plan or arrangement. The Department of Treasury is required to issue guidance prior to December 20, 2004 outlining several issues, including what constitutes a deferred compensation plan or arrangement. If SARs and stock options with an exercise price of less than FMV on the date of grant are included in the definition of a deferred compensation plan or arrangement, the above tax consequences with respect to SARs or options under the Salary Investment Option Grant Program granted at below FMV will not apply. Instead, at the date these awards become vested (rather than at date of exercise) participants will recognize ordinary income equal to the difference between the FMV of the common stock on the vesting date over the exercise price. Entrada will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

Amended and Restated 2000 Plan Benefits

Excluding certain automatic non-statutory option grants to non-employee directors described above, future awards granted to eligible participants under the Amended and Restated 2000 Plan are subject to the discretion of the particular Plan Administrator. Accordingly, the number, amount and type of awards to be received by or allocated to any person eligible to receive a grant under the Amended and Restated 2000 Plan in the future as a result of the proposed amendments cannot be determined.

Through December 15, 2004, awards (including options exercised, exercisable, and unexercisable, but not including awards which have expired unexercised) representing approximately 5,562,022 shares of common stock have been granted under the 2000 Plan.

Option Grants under the 2000 Plan
Name and Position/Group	Number of Shares of Common Stock Underlying Options/Rights Granted
Kanwar J.S. Chadha Chairman, President, Chief Executive Officer, Director Nominee	1,010,000
Davinder Sethi Vice Chairman, Chief Financial Officer, Director Nominee	750,000
Leonard N. Hecht Director, Director Nominee	250,000
Rohit Phansalkar Director, Director Nominee	250,000

All Executive Officers, as a Group	1,760,000
All Current Directors Who Are Not Executive Officers, as a Group	500,000
All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group	422,033
Each individual who has received five percent of the options, warrants or other rights under the 2000 Plan, individually:
Kanwar J.S. Chadha Chairman, President, Chief Executive Officer, Director Nominee	1,010,000
Davinder Sethi Vice Chairman, Chief Financial Officer, Director Nominee	750,000

Our equity compensation plan and outstanding warrant information as of January 31, 2004 is as follows:
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan category
Equity Compensation Plans Approved by Security Holders	2,974,806	$1.11	1,198,208(1)

Equity Compensation Plans Not Approved by Security Holders (2)	575,757	$0.74	0
Total	3,550,563		1,198,208
 (1)  Amount includes up to 1,198,208 shares of common stock which may be issued pursuant to the Stock Issuance Program of our 2000 Plan, under which individuals may be issued shares of common stock directly, through the purchase of such shares at a price not less than 100% of their fair market value at the time of issuance or as a bonus tied to the attainment of performance milestones or completion of a specified period of service, or pursuant to the Salary Investment Option Grant Program of our 2000 Plan, under which our executive officers and other highly compensated employees may be given the opportunity to apply a portion of their base salary to the acquisition of special, below-market stock option grants. Pursuant to the terms of the 2000 Plan, as well as the Amended and Restated 2000 Stock Incentive Plan which Entrada’s stockholders are being asked to approve and adopt at the Annual Meeting, the number of shares reserved under this plan will automatically increase on the first trading day of January each calendar year by an amount equal to five percent of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 650,000 shares.

(2)          Represents the issuance, in January 2004, of a warrant to SBI Advisors, LLC to purchase up to 400,000 shares of common stock, a warrant to Shelly Singhal to purchase up to 50,000 shares of common stock, a warrant to Jon Buttles to purchase up to 25,000 shares of common stock, and a warrant to Matt McGovern to purchase up to 25,000 shares of common stock, each of which has a per share exercise price of $0.35 and expires on February 5, 2007, as well as a warrant to purchase up to 75,757 shares of common stock issued to Silicon Valley Bank in connection with our line of credit with Silicon, which has a per share exercise price of $3.30. In May 2004, October 2004 and November 2004, we issued warrants to various parties to purchase up to an aggregate of 30,000,000 shares of common stock, with per share exercise prices of $0.16, $0.10 and $0.12, respectively. (See "Certain Relationships and Related Transactions," under Proposal No. 1 of this proxy statement.) These warrants are not represented in the table above.

Interest of Certain Persons in Matter to be Acted Upon

Each non-employee director, as well as each of Entrada’s executive officers, may directly benefit from the approval and adoption by the stockholders of the Amended and Restated 2000 Plan, to the extent such individuals will be eligible to receive option grants and stock awards under the Amended and Restated 2000 Plan.

In particular, our non-employee directors will directly benefit from the approval and adoption of the Rested 2000 Plan, the effect of which will be to allow option grants to Board members in years in which Entrada does not hold an annual meeting of stockholders.

VOTE REQUIRED

Stockholders should vote to approve and adopt the Amended and Restated 2000 Plan should also approve Proposal 4 to amend Entrada’s Amended and Restated Certificate of Incorporation (the "Certificate") to increase the number of shares of Entrada’s authorized common stock. As more specifically described in Proposal 4, Entrada has only 50,000,000 shares of authorized common stock. As of December 15, 2004, 15,430,076 of these shares were issued and outstanding, 30,575,757 shares were subject to outstanding warrants to purchase common stock, 3,601,408 shares were subject to outstanding options to purchase common stock and 284,431 shares were reserved under the 2000 Plan, leaving only 108,328 shares of authorized common stock available for future issuance by Entrada. However, pursuant to Proposal 3 the Board has requested that Entrada’s stockholders approve an increase in the shares of common stock reserved under the 2000 Plan by an additional 4,000,000 shares.

The Board believes it is in the best interest of Entrada to amend both the 2000 Plan and the Certificate in order to increase the number of shares of common stock reserved under the 2000 Plan and authorized under the Certificate, respectively, rather than rely on expired options and warrants and open market purchases to obtain sufficient shares of common stock for future grants under the 2000 Plan.

If you fail to approve adopting the amendment to the Certificate to increase Entrada’s authorized shares of common stock, Entrada will likely be unable to increase the shares of common stock reserved under the Amended and Restated 2000 Plan, even if the stockholders approve and adopt the Amended and Restated 2000 Plan. Therefore, if you vote to approve and adopt the Amended and Restated 2000 Plan, you should also vote in favor of Proposal 4 to amend the Certificate to increase the number of shares of Entrada’s authorized common stock, as more specifically set forth in Proposal 4.

The affirmative vote of a majority of the common shares present at the Annual Meeting, in person or by proxy and entitled to vote on the proposal, is required for the approval and adoption of the Amended and Restated 2000 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED 2000 PLAN.

PROPOSAL 4
APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Description of the Proposed Amendment

The Board of Directors has determined that it is advisable to amend Entrada’s Amended and Restated Certificate of Incorporation ("Certificate"). On December 15, 2004, the Board of Directors approved a proposed amendment to the Certificate to increase the number of authorized shares of Entrada’s common stock from 50,000,000 to 150,000,000. The Board believes that an increase in the number of authorized shares is in the best interest of Entrada and its stockholders because it will enable Entrada to maintain an adequate reserve of authorized but unissued shares which may later be used for the purposes described below.

The Board of Directors has directed that the following resolutions be submitted to the stockholders for consideration and approval at the Annual Meeting, to be effective as of the close of business on January 27, 2005:

"RESOLVED, that the first paragraph of Article III of the Amended and Restated Certificate of Incorporation of Entrada (the "Certificate"), as amended to date, is hereby amended to read as follows:

‘This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is One Hundred and Fifty Two Million (152,000,000) shares. The number of shares of Preferred Stock authorized to be issued is Two Million (2,000,000), par value $.001 per share, and the number of shares of Common Stock authorized to be issued is One Hundred and Fifty Million (150,000,000), par value $.001 per share.’

FURTHER RESOLVED, that the Board of Directors and the appropriate officers of Entrada are authorized and directed to take appropriate steps to make effective the foregoing amendment to the Certificate, including filing such amendment in the office of the Secretary of State of the State of Delaware.

FURTHER RESOLVED, that at any time prior to the effectiveness of the filing of the certificate with the Secretary of State of the State of Delaware setting forth the amendment and certifying that such amendment has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, notwithstanding authorization of the proposed amendment by Entrada’s stockholders, the Board of Directors may abandon such proposed amendment without further action by Entrada’s stockholders."

Before the proposed amendment can become effective, stockholders must approve the amendment by the affirmative vote of holders of a majority of Entrada’s outstanding common stock entitled to vote on the amendment.

Reasons for the Proposed Amendment

The number of authorized shares of common stock of Entrada has remained at 50,000,000 since 1995. Of the 50,000,000 currently authorized shares of common stock, as of December 15, 2004, 15,430,076 shares were issued and outstanding, 30,575,757 shares were subject to outstanding warrants to purchase common stock, 3,601,408 shares were subject to outstanding options to purchase common stock, 284,431 were reserved for issuance under the 2000 Stock Plan, leaving an unused balance of 108,328 shares.

Although Entrada has no specific plans to use the additional authorized shares of common stock, Entrada’s Board of Directors believes that it is prudent to increase the number of authorized shares of common stock to the proposed level to provide a reserve of shares for issuance in connection with possible stock splits or stock dividends, should the Board of Directors determine that such actions are desirable. The Board of Directors believes that an increase in the number of authorized shares of common stock of Entrada will also provide greater flexibility with respect to other matters such as financings, corporate mergers, acquisitions of property, shareholder rights plans, establishing strategic relationships with corporate partners, employee benefit plans and other general corporate purposes.

Currently, there are no definite plans, agreements or arrangements in place requiring the utilization of these additional shares for future stock dividends or splits, financing and acquisition transactions or other general corporate purposes. Entrada intends to continue focusing on acquisition opportunities with emphasis on storage, security and information infrastructure solutions, however. Having such additional authorized common stock available for issuance in the future would, however, allow the Board to issue shares of common stock without the delay and expense associated with seeking stockholder approval at a special stockholders meeting. The Board of Directors believes that elimination of such delays and expense occasioned by the necessity of obtaining stockholder approval will better enable Entrada to, among other things, take advantage of changing market and financial conditions.

Possible Effects of the Amendment

The additional common stock to be authorized by adoption of the proposed amendment would have rights identical to the currently outstanding common stock of Entrada. Adoption of the proposed amendment and issuance of common stock would not affect the rights of the holders of currently outstanding common stock of Entrada, except for effects incidental to increasing the number of shares of Entrada’s common stock outstanding. Any future issuance of common stock will be subject to the rights of holders of outstanding shares of any preferred stock that Entrada may issue in the future.

If the proposed amendment is approved, the Board of Directors may issue the additional shares of common stock authorized by the amendment without further vote of the stockholders of Entrada, except as may be required by applicable laws or under the rules of any national securities exchange or association on which shares of Entrada’s common stock are then listed. Current holders of common stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of stock of Entrada to maintain their proportionate ownership interests. The authorization of additional shares of common stock, if and when issued, may also dilute the voting power of currently outstanding shares and reduce the portion of dividends and liquidation proceeds available to the holders of outstanding common stock.

In addition, the Board of Directors could use authorized but unissued shares of common stock to create or maintain impediments to a takeover or a transfer of control of Entrada. Accordingly, the increase in the number of authorized shares of common stock may deter a future takeover attempt which holders of the common stock may deem to be in their best interest or pursuant to which holders of common stock would otherwise be offered a premium for their shares over the then prevailing market price.

The Board of Directors is currently not aware of any attempt to take over or acquire Entrada. While it may be deemed to have potential anti-takeover effects, the proposed amendment is not prompted by any specific effort or takeover threat currently perceived by management. Moreover, management does not currently intend to propose anti-takeover measures in the foreseeable future.

If the amendment is approved, Entrada proposes to cause it to become effective at the close of business on January 27, 2005 by filing the amendment with the Secretary of State of the State of Delaware.

DESCRIPTION OF OUR COMMON STOCK

As of December 15, 2004, there were approximately 15,430,076 shares of our common stock issued and outstanding. This does not include those shares of common stock subject to outstanding options and warrants. We are a Delaware corporation and are authorized to issue 50 million shares of common stock, par value $0.001 per share, and 2 million shares of preferred stock, par value $0.001 per share. Our shares of common stock were held by approximately 9,600 stockholders as of December 15, 2004.

Each share of our common stock has one vote on all matters presented to the stockholders. The holders of our common stock are entitled to receive dividends when, as and if declared by our Board of Directors out of funds legally available therefore. We have never paid any cash dividends on our common stock. Our present credit facility contains covenants, which preclude the payment of dividends. The present policy of the Board of Directors is to retain all available funds to finance the planned level of operations. In light of the anticipated cash needs of our business, it is not anticipated that any cash dividends will be paid to the holders of our common stock in the foreseeable future. In addition, any future debt financing or other financing of securities senior to our common stock would likely include financial and other covenants that will restrict our ability to pay dividends on our common stock.

In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision for claims against us. Holders of shares of common stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

Entrada currently has authorized 2 million shares of "blank check" preferred stock, par value $0.001 per share. In May 2000, Entrada’s Board of Directors filed with the Secretary of State of the State of Delaware a Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock, pursuant to which Entrada designated 700,000 shares of Preferred Stock as Series A Preferred Stock. On May 15, 2000, Entrada issued all 700,000 shares of Series A Preferred Stock in connection with a merger. On the effective date of the merger, all 700,000 shares of Series A Preferred Stock were converted into shares of our common stock. Currently, there are no issued and outstanding shares of Series A Preferred Stock of Entrada.

The registrar and transfer agent for our common stock is Register and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016.

VOTE REQUIRED

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is required to amend Entrada’s Amended and Restated Certificate of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AMENDMENT TO ENTRADA’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 150,000,000.

ANNUAL REPORT

Entrada’s 2004 Annual Report on Form 10-K, including financial statements for the year ended January 31, 2004, is being distributed to all stockholders of Entrada together with this proxy statement, in satisfaction of the requirements of the Commission. Additional copies of such report are available upon request. To obtain additional copies of such Annual Report, please contact Entrada’s Corporate Secretary at (858) 597-1102.

OTHER BUSINESS

It is not anticipated that any other matters will be brought before the Annual Meeting for action. If any such other matters shall properly come before the Annual Meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders of Entrada may present proper proposals for inclusion in Entrada’s proxy statement and for consideration at the next annual meeting of stockholders, by submitting their proposals to Entrada in a timely manner. Any stockholder of Entrada who wishes to present a proposal for inclusion in the proxy statement for action at the next annual meeting must comply with Entrada’s Bylaws and the rules and regulations of the Commission then in effect. To be considered for inclusion in next year’s proxy statement, such a proposal must be mailed to Entrada at its principal executive offices at 5755 Oberlin Drive, Suite 204, San Diego, CA 92121, Attention: Corporate Secretary, and must be received by Entrada on or before August __, 2005.

Receipt by Entrada of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in Entrada’s proxy materials or its presentation at the 2005 Annual Meeting of Stockholders, because there are other requirements in the proxy rules with which stockholders must comply.

If you wish to raise a matter before the stockholders at the next annual meeting or submit the name of a nominee for election to Entrada’s Board of Directors, you must notify the Corporate Secretary in writing no earlier than October __, 2005 and no later than January __, 2006, as provided in Entrada’s Bylaws. However, in the event the next annual meeting of the stockholders is held more than 30 days prior to, or more than 60 days after, January __, 2006, you must notify the Corporate Secretary in writing no earlier than 90 days prior to such annual meeting and no later than the later of (i) 20 days prior to such annual meeting or (ii) the tenth day following the day on which Entrada makes a public announcement of the next annual meeting in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service. Please note that this requirement relates only to matters you wish to bring before your fellow stockholders at the annual meeting. It is separate from the SEC's requirements to have your proposal included in Entrada’s proxy statement. Please also note that Entrada’s Bylaws provide specific requirements for the content of such notices from stockholders.

COMMUNICATING WITH THE BOARD OF DIRECTORS

Entrada’s stockholders may communicate in writing directly with the entire Board of Directors or with specific Board members. The Board, or its specific members, will give appropriate attention to written communications that are submitted by Entrada’s stockholders, and will respond if and as appropriate. In general, the Board, or a specific member, is more likely to give attention to communications relating to corporate governance and long-term corporate strategy than to communications relating primarily to ordinary business affairs, personal grievances and matters as to which Entrada tends to receive repetitive or duplicative communications. If you wish to communicate directly with the entire Board of Directors or a particular Board member, send your written communication addressed to: Board of Directors (or the particular Board member with whom you wish to communicate), Entrada Networks, Inc., 5755 Oberlin Drive, Suite 204, San Diego, CA 92121. All communications will be forwarded to the appropriate member(s) of the Board.

IMPORTANT

TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, ENTRADA URGES YOU TO PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.

Entrada Networks, Inc.
/s/ Kanwar J. S. Chadha
Kanwar J.S. Chadha, Ph.D.,
Chairman, President and
Chief Executive Officer

Annex A
ENTRADA NETWORKS. INC.
AUDIT COMMITTEE CHARTER
Effective December 15, 2004

I.    PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities.

The purpose of the Audit Committee established by this charter will be to monitor the corporate financial reporting and the internal and external audits of Entrada Networks, Inc. (the "Company"), to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention. The Audit Committee has the ability to retain at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

II.    CHARTER REVIEW

The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

III.    MEMBERSHIP

The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination

IV.    MEETINGS

The Audit Committee will meet separately, if applicable, with the President and Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors’ examination and management report.

V.    RESPONSIBILITIES

The responsibilities of the Audit Committee shall include:

1.    Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;
2.    Reviewing the plan for the audit and related services at least annually;
3.    Reviewing audit results and annual and interim financial statements;
4.    Ensuring the receipt of, and reviewing, a written statement from the Company’s auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;
5.    Reviewing and actively discussing with the Company’s auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;
6.    Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;
7.    Overseeing the adequacy of the Company’s system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;
8.    Overseeing the effectiveness of the internal audit function, if applicable;
9.    Overseeing the Company’s compliance with the Foreign Corrupt Practices Act;
10.    Overseeing the Company’s compliance with SEC requirements for disclosure of auditor’s services and Audit Committee members and activities; and
11.    Overseeing the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

Finally, the Audit Committee shall ensure that the Company’s auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders, and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

VI.    REPORTS

The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Stockholders.

Readopted effective December 15, 2004

Annex B
ENTRADA NETWORKS. INC.
COMPENSATION COMMITTEE CHARTER
Effective December 15, 2004

I.    PURPOSE

The basic responsibility of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Entrada Networks, Inc. (the "Company") is to review the performance and development of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies.

II.    COMPOSITION OF THE COMMITTEE

The Committee will consist of not less than two directors, each of whom will be an "independent director" as required by the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each Committee member will be subject to annual reconfirmation and may be removed by the Board at any time with or without cause.

III.    RESPONSIBILITIES AND DUTIES

In carrying out its purpose, the Committee will have the following responsibilities and duties:
1.    Annually review and approve the Company’s compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to Company growth and profitability.

2.    Annually review and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

3.    Annually review and determine the individual elements of total compensation for the Chief Executive Officer and all other officers within the meaning of Rule 16a-l(f) of the Exchange Act (together with the Chief Executive Officer, the "Officers"), and communicate in the annual Compensation Committee Report the factors and criteria on which the Officers’ compensation for the last fiscal year was based. The Chief Executive Officer may not be present during deliberations or voting regarding the Chief Executive Officer’s compensation.

4.    Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Officers.

5.    Review and recommend compensation for non-employee members of the Board, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites.

6.    Except as otherwise provided by the terms of the Company’s stock option or other equity inventive plans (the "Incentive Plans"), make and approve stock option grants and other discretionary awards under the Company’s Incentive Plans to all persons who are Board members or Officers.

7.    Except as otherwise provided in the Incentive Plans, grant stock options and other discretionary awards under the Incentive Plans to all other eligible individuals in the Company’s service. If consistent with the Incentive Plans, the Committee may delegate to one or more corporate officers designated by the Committee the authority to make grants to eligible individuals (other than any such corporate officer) who are not Officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any corporate officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

8.    Amend the provisions of the Incentive Plans, to the extent authorized by the Board and the terms of such Incentive Plans, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

9.    Approve for submission to the stockholders stock option or other equity incentive plans or amendments thereto.

10.    As requested by the Board, oversee and periodically review the operation of all of the Company’s employee benefit plans, including but not limited to the Section 401(k) Plan. Responsibility for day-today administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

11.    Review matters related to management performance, compensation and succession planning and executive development for executive staff.

12.    As requested by the Board, approve separation packages and severance benefits for Officers to the extent that the packages are outside the ordinary plan limits.

13.    Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s Officers and other key employees.

14.    Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

15.    Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

16.    Review the Committee Charter from time to time and recommend any changes to the Board.

Notwithstanding the foregoing, any action of the Committee, other than the grant of stock options or other discretionary awards under the Incentive Plans, may be subject to Board review and may be revised, modified or rescinded by the Board.

IV.    COMMITTEE MEETINGS

The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. Minutes of each meeting will be kept and duly filed in the Company records. Reports of meetings of the Committee will be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.
The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. All meetings shall be held subject to and in accordance with the General Corporation Law of Delaware and the Company’s Bylaws.

Amended and Restated Effective December 15, 2004

Annex C
ENTRADA NETWORKS, INC.

AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.    PURPOSE OF THE PLAN

This 2000 Stock Incentive Plan is intended to promote the interests of Entrada Networks, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.    STRUCTURE OF THE PLAN

A.    The Plan shall be divided into four separate equity incentive programs:

the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special option grants,

the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at designated intervals over their period of continued Board service.

B.    The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.    ADMINISTRATION OF THE PLAN

A.    The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. However, any discretionary option grants or stock issuances for members of the Primary Committee must be authorized by a disinterested majority of the Board.

B.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

D.    The Primary Committee shall have the sole and exclusive authority to determine which Section 16 Insiders and other highly compensated Employees shall be eligible for participation in the Salary Investment Option Grant Program for one or more calendar years. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the express terms of that program, and the Primary Committee shall not exercise any discretionary functions with respect to the option grants made under that program.

E.    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

F.    Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of those programs, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under that program.

IV.    ELIGIBILITY
A.    The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:
(i)    Employees,
(ii)    non-employee members of the Board or the board of directors of any Parent or Subsidiary, and
(iii)    consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B.    Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

C.    Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

D.    The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

E.    The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after August 31, 2000, whether through appointment by the Board or election by the Corporation’s shareholders, and (ii) those individuals who continue to serve as non-employee Board members at one or more Annual Shareholders Meetings held after August 31, 2000. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Board member.

V.    STOCK SUBJECT TO THE PLAN

A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 10,496,453 shares, plus the automatic increases provided in Section V.B of this Article One.

B.    The number of shares of Common Stock available for issuance under the Plan as specifically set forth in Section V.A of this Article One shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2006, by an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 650,000.

C.    No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year.

D.    Shares of Common Stock subject to outstanding shall be available for subsequent issuance under the Plan to the extent (i) those options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently canceled or repurchased by the Corporation, at the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under Section IV of Article Two, Section III of Article Three or Section II of Article Five of the Plan shall not be available for subsequent issuance under the Plan.

E.    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan, (v) the number and/or class of securities and exercise price per share in effect under each outstanding option transferred to this Plan from the Predecessor Plan and (vi) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B of this Article One. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.    OPTION TERMS
Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.    Exercise Price.
1.    The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date except for options which the Corporation is required to grant pursuant to that certain Amended and Restated Agreement and Plan of Merger between the Corporation and Osicom Technologies, Inc., a New Jersey corporation, dated as of August 2, 2000, which options shall have an exercise price of Three Dollars and Nineteen Cents ($3.19) per share.
2.    The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:
(i)    cash or check made payable to the Corporation,
(ii)    shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or
(iii)    to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.
Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.    Effect of Termination of Service.

1.    The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:
(i)    Expect as provided in (iii) below, any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.
(ii)    Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.
(iii)    Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options under this Article Two, then all those options shall terminate immediately and cease to be outstanding.
(iv)    During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

2.    The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:
(i)    extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or
(ii)    permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.    Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.    Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.    Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death. Non-Statutory Options shall be subject to the same restriction, except that a Non-Statutory Option may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.    INCENTIVE OPTIONS
The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Six shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.    Eligibility. Incentive Options may only be granted to Employees.

B.    Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

C.    10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    In the event of any Corporate Transaction, each outstanding option under the Discretionary Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation (or parent thereof) or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Corporate Transaction on any shares for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same exercise/vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

B.    All outstanding repurchase rights under the Discretionary Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.    Immediately following the consummation of the Corporate Transaction, all outstanding options under the Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities by which the share reserve is to increase automatically each calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Discretionary Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

E.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of such Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Corporate Transaction. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall not be assignable in connection with such Corporate Transaction and shall accordingly terminate upon the consummation of such Corporate Transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F.    The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall become exercisable for all the shares of Common Stock at the time subject to those options in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed and do not otherwise accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of his or her Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G.    The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Option Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable for all the shares of Common Stock at the time subject to those options and may be exercised for any or all of those shares as fully vested shares of Common Stock. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Option Grant Program so that those rights shall terminate automatically upon the consummation of such Change in Control, and the shares subject to those terminated rights shall thereupon vest in full. Alternatively, the Plan Administrator may condition the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program and the termination of one or more of the Corporation’s outstanding repurchase rights under such program upon the subsequent termination of the Optionee’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

H.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonstatutory Option under the Federal tax laws.

I.    The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    CANCELLATION AND REGRANT OF OPTIONS
The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor Plan) and to grant in substitution new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

V.    STOCK APPRECIATION RIGHTS

A.    The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

B.    The following terms shall govern the grant and exercise of tandem stock appreciation rights:
(i)    One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.
(ii)    No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.
(iii)    If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

C.    The following terms shall govern the grant and exercise of limited stock appreciation rights:
(i)    One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.
(ii)    Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock at the time subject to such option (whether or not the option is otherwise at that time vested and exercisable for those shares) over (B) the aggregate exercise price payable for those shares. Such cash distribution shall be paid within five (5) days following the option surrender date.
(iii)    At the time such limited stock appreciation right is granted, the Plan Administrator shall pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.
ARTICLE THREE

SALARY INVESTMENT OPTION GRANT PROGRAM
I.    OPTION GRANTS

The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Grant Program is to be in effect and to select the Section 16 Insiders and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program for such calendar year or years. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Ten Thousand Dollars ($10,000.00) nor more than Fifty Thousand Dollars ($50,000.00). Each individual who files such a timely authorization shall automatically be granted an option under the Salary Investment Option Grant Program on the first trading day in January of the calendar year for which the salary reduction is to be in effect.

II.    OPTION TERMS
Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

A.    Exercise Price.
1.    The exercise price per share shall be not less than thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.
2.    The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B.    Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x [100% less the exercise price per share expressed as a percentage of the Fair Market Value per share of Common Stock on the option grant date]), where X is the number of option shares,

A is the dollar amount by which the Optionee’s base salary is to be reduced for the calendar year pursuant to his or her election under the Salary Investment Option Grant Program, and B is the Fair Market Value per share of Common Stock on the option grant date.

C.    Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee’s completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

D.    Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the designated beneficiary or beneficiaries of the option. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Service. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.    CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

A.    In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. Each such outstanding option shall terminate immediately following the Corporate Transaction, except to the extent assumed by the successor corporation (or parent thereof) in such Corporate Transaction. Any option so assumed shall remain exercisable for the fully vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service.

B.    In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of Common Stock. The option shall remain so exercisable until the earliest to occur of (i) the expiration of the ten (10)-year option term, (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service, (iii) the termination of the option in connection with a Corporate Transaction or (iv) the surrender of the option in connection with a Hostile Take-Over.

C.    Upon the occurrence of a Hostile Take-Over while the Optionee remains in Service, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each outstanding option held by him or her under the Salary Investment Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. The Primary Committee shall, at the time the option with such limited stock appreciation right is granted under the Salary Investment Option Grant Program, pre-approve any subsequent exercise of that right in accordance with the terms of this Paragraph C. Accordingly, no further approval of the Primary Committee or the Board shall be required at the time of the actual option surrender and cash distribution.

D.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Salary Investment Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

E.    The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.    REMAINING TERMS

The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE FOUR

STOCK ISSUANCE PROGRAM

I.    STOCK ISSUANCE TERMS
Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.

A.    Purchase Price.
1.    The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.
2.    Subject to the provisions of Section I of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:
(i)    cash or check made payable to the Corporation, or

(ii)    past services rendered to the Corporation (or any Parent or Subsidiary).

B.    Vesting Provisions.
1.    Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals.
2.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.
3.    The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.
4.    Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.
5.    The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.
6.    Outstanding share right awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding share right awards as to which the designated performance goals have not been attained.

II.    CORPORATE TRANSACTION/CHANGE IN CONTROL

A.    All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B.    The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

C.    The Plan Administrator shall also have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program so that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, either upon the occurrence of a Change in Control or upon the subsequent termination of the Participant’s Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of that Change in Control.

III.    SHARE ESCROW/LEGENDS
Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE  FIVE

AUTOMATIC OPTION GRANT PROGRAM

I.    OPTION TERMS

A.    Grant Dates. Option grants shall be made on the dates specified below:
1.    Each individual who is first elected or appointed as a non-employee Board member at any time on or after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 100,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary nor has that individual received a prior option grant from the Corporation.
2.    On the date of each Annual Shareholders Meeting held after the Plan Effective Date, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 50,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months. There shall be no limit on the number of such 50,000 share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any Parent or Subsidiary) or who have otherwise received one or more stock option grants from the Corporation prior to the Underwriting Date shall be eligible to receive one or more such annual option grants over their period of continued Board service.
3.    If for any reason, the Corporation does not hold an Annual Shareholders Meeting in any fiscal year, then the Corporation shall grant to each non-employee Board member on the last day of such fiscal year the Non-Statutory Option which would have been granted to such non-employee Board member if the Corporation had held an Annual Shareholders Meeting on the last day of such fiscal year. However, no such Non-Statutory Option shall be granted to any non-employee Board member who did not attend at least seventy-five percent (75%) of the meetings of the Board held during the period of the fiscal year for which such non-employee Board member was a director, whether such meetings were regularly scheduled or special Board meetings.

B.    Exercise Price.
1.    The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.
2.    The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.    Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

D.    Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares. The shares subject to each initial 100,000 share grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of three (3) successive equal annual installments upon the Optionee’s completion of each year of service as a Board member over the three (3) year period measured from the option grant date. The shares subject to each annual 50,000 share option grant shall vest in one installment upon the Optionee’s completion of the one (1)-year period of service measured from the grant date.
E.    Limited Transferability of Options. Each option under this Article Five may be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s family or to a trust established exclusively for one or more such family members or to Optionee’s former spouse, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. The Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Five, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

F.    Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:
(i)    The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.
(ii)    During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee’s cessation of Board service.
(iii)    Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested shares of Common Stock.
(iv)    In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

II.    CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE TAKE-OVER

A.    In the event of a Corporate Transaction while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

B.    In the event of a Change in Control while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the option shares as fully vested shares of Common Stock and may be exercised for any or all of those vested shares. Each such option shall remain exercisable for such fully vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

C.    All outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction or Change in Control.

D.    Upon the occurrence of a Hostile Take-Over while the Optionee remains a Board member, such Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options under this Automatic Option Grant Program. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required at the time of the actual option surrender and cash distribution.

E.    Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

F.    The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.    REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

ARTICLE SIX
MISCELLANEOUS

I.    FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest-bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value of such shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.    TAX WITHHOLDING

A.    The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:
(i)    Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.
(ii)    Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.    EFFECTIVE DATE AND TERM OF THE PLAN

A.    The Plan shall become effective immediately on the Plan Effective Date. However, the Salary Investment Option Grant Program shall not be implemented until such time as the Primary Committee may deem appropriate. Options may be granted under the Discretionary Option Grant at any time on or after the Plan Effective Date, and the initial option grants under the Automatic Option Grant Program shall also be made on the Plan Effective Date to any non-employee Board members eligible for such grants at that time. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s shareholders. If such shareholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B.    The Plan shall terminate upon the earliest to occur of (i) ten (10) years from the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate on the ten (10) year anniversary of the Plan Effective Date, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.    AMENDMENT OF THE PLAN

A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require shareholder approval pursuant to applicable laws or regulations.

B.    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.    USE OF PROCEEDS
Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.    REGULATORY APPROVALS

A.    The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.    NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

APPENDIX
The following definitions shall be in effect under the Plan:

A.    Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Five of the Plan.

B.    Board shall mean the Corporation’s Board of Directors.

C.    Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions but excluding a Hostile Takeover:
(i)    the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders, or
(ii)    a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

D.    Code shall mean the Internal Revenue Code of 1986, as amended.

E.    Common Stock shall mean the Corporation’s common stock.

F.    Corporate Transaction shall mean either of the following shareholder-approved transactions to which the Corporation is a party:
(i)    a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or
(ii)    the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

G.    Corporation shall mean Entrada Networks, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Entrada Networks, Inc., which shall by appropriate action adopt the Plan.

H.    Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

I.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J.    Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

K.    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
(i)    If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
(ii)    If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

L.    Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders which the Board does not recommend such shareholders to accept.

M.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

N.    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:
(i)    such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or
(ii)    such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

O.    Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

P.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

Q.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

R.    Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant or Automatic Option Grant Program.

S.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

T.    Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

U.    Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

V.    Plan shall mean the Corporation’s 2000 Stock Incentive Plan, as set forth in this document.

W.    Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

X.    Plan Effective Date shall mean the date the Plan shall become effective and shall be the date the Board adopts the Plan.

Y.    Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and to administer the Salary Investment Option Grant Program solely with respect to the selection of the eligible individuals who may participate in such program.

Z.    Salary Investment Option Grant Program shall mean the salary investment option grant program in effect under Article Three of the Plan.

AA.    Secondary Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

BB.    Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

CC.    Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

DD.    Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

EE.    Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

FF.    Stock Issuance Program shall mean the stock issuance program in effect under Article Four of the Plan.

GG.    Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH.    Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

II.    10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

JJ.    Withholding Taxes shall mean the Federal, state and local income and employment withholding taxes to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

SIDE 1

PROXY
ENTRADA NETWORKS, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 27, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints [Kanwar J.S. Chadha and Davinder Sethi] and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock of Entrada Networks, Inc., a Delaware corporation, held of record by the undersigned, on December 15, 2004, at the annual meeting of stockholders to be held on Thursday, January 27, 2005, at 10:00 a.m., Pacific Time, at Entrada Network, Inc.’s principal executive offices located at 5755 Oberlin Drive, Suite 204, San Diego, California, 92121, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DR. KANWAR J.S. CHADHA, MR. LEONARD N. HECHT, MR. ROHIT PHANSALKAR, AND DR. DAVINDER SETHI TO THE BOARD OF DIRECTORS, "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR ENTRADA NETWORKS, INC. FOR THE FISCAL YEAR ENDED JANUARY 31, 2005, "FOR" THE PROPOSAL TO APPROVE AND ADOPT THE ENTRADA NETWORKS, INC. AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN, AND "FOR" THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ENTRADA NETWORKS, INC. TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 150,000,000. PLEASE COMPLETE, SIGN, AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.
(To be Signed on Reverse Side.)

SIDE 2
1.	ELECTION OF DIRECTORS: Dr. Kanwar J.S. Chadha, Mr. Leonard N. Hecht, Mr. Rohit Phansalkar and Dr. Davinder Sethi to serve for terms expiring at the next annual meeting of stockholders of Entrada Networks, Inc. or until their successors are duly elected and qualified.

☐    VOTE FOR all Nominees listed above
☐    VOTE WITHHELD from all nominees listed above
☐	Withhold Authority to Vote for the Nominees listed below (To withhold authority for one or more individual Nominees, cross out the name of each such person)
Dr. Kanwar J.S. Chadha
Mr. Leonard N. Hecht
Mr. Rohit Phansalkar
Dr. Davinder Sethi
2.	Proposal to ratify the appointment of BDO Seidman, LLP as the independent auditor of Entrada Networks, Inc. for the fiscal year ended January 31, 2005.
☐    FOR    ☐    AGAINST    ☐    ABSTAIN
3.	Proposal to approve and adopt the Entrada Networks, Inc. Amended and Restated 2000 Stock Incentive Plan.
☐    FOR    ☐    AGAINST    ☐    ABSTAIN
4.	Proposal to amend the Amended and Restated Certificate of Incorporation of Entrada Networks, Inc. to increase the number of authorized shares of common stock, par value $.001, from 50,000,000 to 150,000,000.
☐    FOR    ☐    AGAINST    ☐    ABSTAIN
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
Please mark, sign, date, and return this proxy card using the enclosed envelope.

Signature         Date                 Signature         Date

Note:    Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.